UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 3, 2020

Air T, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5930 Balsom Ridge Road
___________Denver, North Carolina 28037__________
(Address of Principal Executive Offices, and Zip Code)

________________(828) 464-8741__________________
Registrant’s Telephone Number, Including Area Code

_____________________ Not applicable______________________
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Global Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Warrant to purchase AIP	AIRTW	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement

To the extent responsive, the information included in Items 2.01 and 2.03 is incorporated herein by reference.

Item 2.01    Completion of Acquisition or Disposition of Assets

On February 3, 2020, Contrail Aviation Support, LLC (“CAS”), a 79%-owned subsidiary Air T, Inc. (the “Company”) acquired one Airbus A321-100 aircraft with serial number 583 and two CFM56-5B2 engines with serial numbers 779182 and 779127 from Diamond Head 2 (Ireland) DAC (collectively, “Aircraft 583”). Aircraft 583 is the third and last aircraft to be purchased pursuant to that Aircraft Sale and Purchase Agreement dated June 4, 2019. The total transaction value for the purchase of Aircraft 583 exceeded $10,000,000.*
On February 7, 2020, Contrail Aviation Leasing, LLC (“CAL”), a wholly-owned subsidiary of CAS (collectively, the “Subsidiaries”) sold one CFM56-7B22 engine with serial number 889727, which CAL previously leased. The transaction value exceeded $5,000,000.*
The purchase and sale as discussed above continues Contrail’s business of purchasing aircraft and/or aircraft engines for the purpose of leasing or disassembling them and selling them for parts.
The foregoing summary of the terms of the transaction documents does not purport to be complete and is qualified in its entirety by reference to the documents which are filed as Exhibit 10.1 and Exhibit 10.5 hereto and are incorporated by reference herein.
*Portions of the transaction exhibit have been omitted for confidential treatment.
Item 2.03        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On February 3, 2020, the Subsidiaries, entered into Supplement #7 to Master Loan Agreement with Old National Bank (“ONB”). In connection therewith, the Subsidiaries entered into that certain Promissory Note Term Note F in the principal amount of $8,500,000 to ONB (“Term Note F”). The Term Note F has a maturity date of February 1, 2025, with a variable interest rate equal to the LIBOR rate plus 3.75% per year. There are additional affirmative covenants regarding quarterly cash flow coverage and tangible net worth. As collateral, ONB has a first position lien on two CFM56-7B22 aircraft engines with serial numbers 888798 and 889795 pursuant to that Aircraft Assets Security Agreement. The Company and CAL guaranty the borrower obligations for the Term Note F pursuant to the respective Continuing Guaranties dated June 24, 2019.

The foregoing summary of the terms of the Supplement #7 and Term Note F do not purport to be complete and is qualified in its entirety by reference to the documents which are filed as Exhibits 10.2, 10.3, and 10.4 respectively hereto and are incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

10.1	Bill of Sale and Acceptance Certificate, dated February 3, 2020, by and between Diamond Head 2 (Ireland) DAC and Contrail Aviation Support, LLC.

10.2	Form of Supplement #7 to Master Loan Agreement, dated February 3, 2020 by and between Contrail Aviation Support, LLC, Contrail Aviation Leasing, LLC and Old National Bank.

10.3	Form of Contrail Aviation Support, LLC and Contrail Aviation Leasing, LLC Term Note F, dated February 3, 2020 in the principal amount of $8,500,00 to Old National Bank.

10.4	Form of Aircraft Assets Security Agreement, dated February 3, 2020 by and between Contrail Aviation Support, LLC, Contrail Aviation Leasing, LLC and Old National Bank.

10.5	Bill of Sale and Acceptance Certificates, dated February 7, 2020, by and between Contrail Aviation Leasing, LLC and ALF V LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2020

AIR T, INC.

By: /s/ Brian Ochocki
Brian Ochocki, Chief Financial Officer

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